Rule 497(e)
Registration No. 333-263619

Volatility Shares Trust
(the “Trust”)

Volatility Shares S&P 500 High Volatility Index ETF

1x Long VIX Futures Strategy K-1 Free ETF

-1x Short VIX Mid-Term Futures Strategy ETF

2x Bitcoin Strategy ETF

2x Ether ETF

(each, a “Fund” and together, the “Funds”)

June 20, 2024

Supplement To Each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

This Supplement updates certain information in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

The Board of Trustees of the Trust (the “Board”) has determined that Volatility Shares LLC, the Funds’ investment adviser, will provide day-to-day portfolio management services to the Funds effective on or about September 16, 2024 (the “Effective Date”). Consistent with that determination, the Board approved the termination of Penserra Capital Management LLC as investment sub-adviser to each Fund and to each Fund’s Cayman Subsidiary on the Effective Date. Additionally, the Board of Trustees of the Trust has approved the termination of the investment sub-advisory agreement by and between the Advisor and Penserra Capital Management LLC, with respect to each Fund and each Fund’s Cayman Subsidiary, also as of the Effective Date.

Please Retain This Supplement for Future Reference.